UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Arava St., pob 1206, Airport City, Israel, 7010000

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 28, 2017, My Size, Inc., a Delaware corporation (the “Company”), filed a report on the Tel Aviv Stock Exchange which contained the following statement:

“The Company wishes to update (it's report) and advise that the Company's Board of Directors resolved on February 28th, 2017 to accede to the Investors request to extend the date designated for payment to the Company provided for under the Convertible Loan Agreement by 21 additional days.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: February 28, 2017	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer